                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities and Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement            [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


--------------------------------------------------------------------------------
                THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box:)

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transactions applies:
     (2) Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rules 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount previously paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

                THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
   One Liberty Plaza, 165 Broadway, 36th Floor * New York, New York 10006-1404

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                                                                  March 18, 2005

To the Stockholders:

      The Annual Meeting of Stockholders of The Hyperion Strategic Mortgage Income Fund, Inc. (the "Fund") will be held at The Downtown Association, 60 Pine Street (between William and Pearl Streets), New York, New York 10005, on Tuesday, April 19, 2005 at 11:00 a.m., for the following purposes:

      1.    To elect directors (Proposal 1).

      2. To approve a new Investment Advisory Agreement between the Fund and Hyperion Capital Management, Inc. (the "Advisor") (Proposal 2).

      3. To approve a new Investment Sub-Advisory Agreement between the Advisor and Hyperion GMAC Capital Advisors, LLC (the "Sub-Advisor") (Proposal 3).

      4. To ratify or reject the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Fund for the fiscal year ending November 30, 2005 (Proposal 4).

      5. To transact any other business that may properly come before the meeting.

      The close of business on March 7, 2005 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting.

                                        By Order of the Board of Directors,

                                        Daniel S. Kim
                                        Secretary



                      WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOU MAY THINK YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. THE MEETING OF STOCKHOLDERS OF THE FUND WILL BE UNABLE TO CONDUCT ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND, AT THE STOCKHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts. Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts. Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

      3. All Other Accounts. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                        VALID SIGNATURE
------------                                        ---------------

Corporate Accounts

       (1)  ABC Corp.                               ABC Corp.
       (2)  ABC Corp.                               John Doe, Treasurer
       (3)  ABC Corp. c/o John Doe, Treasurer       John Doe
       (4)  ABC Corp. Profit Sharing Plan           John Doe, Trustee

Trust Accounts

       (1)  ABC Trust                               John B. Doe, Trustee
       (2)  Jane B. Doe, Trustee u/t/d 12/28/78     Jane B. Doe

Custodial or Estate Accounts

       (1)  John B. Smith, Cust.                    John B. Smith
            f/b/o John B. Smith, Jr.
            UGMA
       (2)  John B. Smith                           John B. Smith, Jr., Executor

                THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
   One Liberty Plaza, 165 Broadway, 36th Floor * New York, New York 10006-1404

                                 PROXY STATEMENT

      This proxy statement is furnished in connection with a solicitation by the Board of Directors of The Hyperion Strategic Mortgage Income Fund, Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders (the "Meeting") of the Fund to be held at The Downtown Association, 60 Pine Street (between William and Pearl Streets), New York, New York 10005, at 11:00 a.m. on Tuesday, April 19, 2005 (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about March 18, 2005.

      THE ANNUAL REPORT AND SEMI-ANNUAL REPORT IS AVAILABLE FREE OF CHARGE BY CALLING THE FUND AT 1-800-497-3746 OR WRITING TO THE FUND AT ATTN: SHAREHOLDER SERVICES, THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC., ONE LIBERTY PLAZA, 165 BROADWAY, 36TH FLOOR, NEW YORK, NEW YORK 10006-1404.

      Stockholders who execute proxies retain the right to revoke them by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the re-election of the two nominees for Class III Directors, FOR the approval of the new Investment Advisory Agreement, FOR the approval of the new Investment Sub-Advisory Agreement and FOR the ratification of the selection of PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending November 30, 2005. The close of business on March 7, 2005 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to receive notice of and to vote at the meeting. Each stockholder is entitled to one vote for each share held. On the Record Date there were 10,143,941 shares outstanding.

      For purposes of determining the presence of a quorum for transacting business related to Proposals 1 and 4 at the Meeting, executed proxies marked as abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will have no effect on Proposal 1 and Proposal 4, for which the required vote is a plurality of the votes cast. For Proposal 2 and Proposal 3, abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matters submitted to stockholders for a vote. Broker non-votes will not be counted for purposes of determining the presence of a quorum but will have the effect of a vote "against" any proposal requiring approval by a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").




                        PROPOSAL 1: ELECTION OF DIRECTORS

      The Fund's Articles of Incorporation provide that the Fund's Board of Directors shall be divided into three classes: Class I, Class II and Class III. The terms of office of the present Directors in each class expire at the Annual Meeting in the year indicated or thereafter in each case when their respective successors are elected and qualified: Class I, 2006; Class II, 2007; and Class III, 2005. At each subsequent annual election, Directors chosen to succeed those whose terms are expiring will be identified as being of that same class and will be elected for a three-year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

      The terms of Messrs. Clifford E. Lai and Leo M. Walsh, Jr., members of Class III, currently serving on the Board of Directors, expire at this year's Annual Meeting. The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to so vote) for the re-election of Messrs. Lai and Walsh. Each nominee has indicated that he will serve if elected, but if he should be unable to serve, the proxy or proxies will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

      As described above, there are two nominees for election to the Board of Directors at this time. Proxies cannot be voted for a greater number of persons than the nominees currently proposed to serve on the Board of Directors.

INFORMATION CONCERNING NOMINEES AND DIRECTORS

      The following table provides information concerning each of the Directors and the nominees of the Board of Directors of the Fund. The nominees are listed first in the table under the Class III Disinterested Director nominee and Class III Interested Director nominee. The terms of the Class I and the other Class II Directors do not expire this year. It is the Fund's policy that Directors will retire from the Fund's Board of Directors in the year in which a Director reaches age 80.

                                                                                                              NUMBER OF
                                                                                                              PORTFOLIOS IN
                           POSITION(S) HELD WITH FUND     PRINCIPAL OCCUPATION(S)                             FUND COMPLEX
NAME, ADDRESS              AND TERM OF OFFICE AND         DURING PAST 5 YEARS AND                             OVERSEEN BY
AND AGE                    LENGTH OF TIME SERVED          OTHER DIRECTORSHIPS HELD BY DIRECTOR                DIRECTOR
-------------------------- ------------------------------ --------------------------------------------------- -------------------

DISINTERESTED DIRECTOR NOMINEE
CLASS III DIRECTOR TO SERVE UNTIL 2005 ANNUAL MEETING OF STOCKHOLDERS:

Leo M. Walsh, Jr.          Director, Chairman of the     Director and/or Trustee of several investment                6
c/o One Liberty Plaza,     Audit Committee, Member of    companies advised by the Advisor or by its
165 Broadway, 36th         Nominating and Compensation   affiliates (1989-Present); Financial Consultant
Floor, New York, New       Committee                     for Medco Health Solutions Inc. (1994-2003).
York 10006-1404
                           Elected for Three Year Term/
Age 72                     Director since June 2002



INTERESTED DIRECTOR NOMINEE
CLASS III INTERESTED NOMINEE TO SERVE UNTIL 2005 ANNUAL MEETING OF STOCKHOLDERS:

                                                                                                              NUMBER OF
                                                                                                              PORTFOLIOS IN
                           POSITION(S) HELD WITH FUND     PRINCIPAL OCCUPATION(S)                             FUND COMPLEX
NAME, ADDRESS              AND TERM OF OFFICE AND         DURING PAST 5 YEARS AND                             OVERSEEN BY
AND AGE                    LENGTH OF TIME SERVED          OTHER DIRECTORSHIPS HELD BY DIRECTOR                DIRECTOR
-------------------------- ------------------------------ --------------------------------------------------- -------------------

Clifford E. Lai*           Director                       President (1998-Present) and Chief Investment               6
c/o One Liberty Plaza,                                    Officer (1993-2002) of the Advisor;  Co-Chairman
165 Broadway, 36th         Elected until 2005             (2003-Present) and Board of Managers
Floor, New York, New       Since December 9, 2003         (1995-Present) Hyperion GMAC Capital Advisors,
York 10006-1404                                           LLC (formerly, Lend Lease Hyperion Capital, LLC);
                           President                      President of several investment companies advised
Age 51                                                    by the Advisor (1995-Present).
                           Elected Annually
                           Since June 2002

DISINTERESTED DIRECTORS
CLASS II DIRECTORS TO SERVE UNTIL 2007 ANNUAL MEETING OF STOCKHOLDERS:

Rodman L. Drake            Chairman                       Chairman (since 2003) and Director and/or Trustee           4
c/o One Liberty Plaza,     Elected December, 2003         of several investment companies advised by the
165 Broadway, 36th                                        Advisor (1989-Present); Co-founder, Baringo
Floor, New York, New       Director, Member of the        Capital LLC (2002-Present); Director, Jackson
York 10006-1404            Audit Committee, Chairman of   Hewitt Tax Service Inc. ("JTX") (2004-Present);
                           Nominating and Compensation    Director, Animal Medical Center (2002-Present);
Age 62                     Committee                      Director, Hotelevision, Inc. (1999-2003);
                                                          Director and/or Lead Director, Parsons
                           Elected for Two Year Term/     Brinckerhoff, Inc. (1995-Present); Director,
                           Director since June 2002       Absolute Quality Inc. (2000- 2004); Trustee of
                                                          Excelsior Funds (32) (1994-Present); President,
                                                          Continuation Investments Group Inc. (1997-2001).

Harry E. Petersen, Jr.     Director, Member of the        Director and/or Trustee of several investment               3
c/o One Liberty Plaza,     Audit Committee, Member of     companies advised by the Advisor or by its
165 Broadway, 36th         Compensation and Nominating    affiliates (1993-Present); Senior Consultant to
Floor, New York, New       Committee, Member of           Cornerstone Equity Advisors, Inc. (1998-2001).
York 10006-1404            Executive Committee

Age 80                     Elected for Two Year Term/
                           Director since June 2002

CLASS I DIRECTOR TO SERVE UNTIL 2006 ANNUAL MEETING OF STOCKHOLDERS:

Robert F. Birch            Director, Member of the        Director and/or Trustee of several investment               5
c/o One Liberty Plaza,     Audit Committee, Member of     companies advised by the Advisor or by its
165 Broadway, 36th         Nominating and Compensation    affiliates (1998-Present); President, New America
Floor, New York, New       Committee, Member of           High Income Fund (1992 - Present); Director,
York 10006-1404            Executive Committee            Brandywine Funds (3) (2001 to Present).

Age 68                     Elected for Three Year Term/
                           Director since June 2002


------------------
* Mr. Lai is an "interested person" as defined in the 1940 Act because of affiliations with Hyperion Capital Management, Inc., the Fund's advisor. As a result of his service with the Advisor and certain affiliations with the Advisor as described below, the Fund considers Mr. Lai to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

OFFICERS OF THE FUND

      The officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office at the discretion of the Board of Directors until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. The Board of Directors has elected five officers of the Fund. Except where dates of service are noted, all officers listed below served as such throughout the 2004 fiscal year. An asterisk (*) indicates a person is an "interested person" as defined in the 1940 Act, because of affiliations with the Advisor. The following table sets forth information concerning each officer of the Fund who served during all or part of the last fiscal year of the Fund:



NAME, ADDRESS                  POSITION(S) HELD       TERM OF OFFICE AND         PRINCIPAL OCCUPATION(S)
AND AGE                        WITH FUND              LENGTH OF TIME SERVED      DURING PAST 5 YEARS
------------------------------ ---------------------- -------------------------- ------------------------------------------

Clifford E. Lai*               President              Elected Annually           Please see "Information Concerning
c/o One Liberty Plaza,                                Since June 2002            Nominees/Directors."
165 Broadway, 36th Floor,
New York, New York 10006-1404

Age 51

John H. Dolan*                 Vice President         Elected Annually           Managing Director, Chief Investment
c/o One Liberty Plaza,                                Since June 2002            Strategist (1998-Present) and Chief
165 Broadway, 36th Floor,                                                        Investment Officer (2002-Present) of the
New York, New York 10006-1404                                                    Advisor.

Age 51

Patricia A. Sloan*             Vice President         Elected Annually           Consultant of Ranieri & Co., Inc.
c/o One Liberty Plaza,                                Since June 2002            (2000-Present); Secretary, Director
165 Broadway, 36th Floor,                                                        and/or Trustee of several investment
New York, New York 10006-1404                                                    companies advised by the Advisor or by
                                                                                 its affiliates (1989-2002).
Age 61

Daniel S. Kim*                 Chief Compliance       CCO                        Director, General Counsel and CCO
c/o One Liberty Plaza,         Officer ("CCO") &      Elected since September    (September 2004-Present), and Secretary
165 Broadway, 36th Floor,      Secretary              2004; and                  (January 2005-Present) of the Advisor;
New York, New York 10006-1404                                                    General Counsel  and CCO (September
                                                      Secretary                  2004-Present), and Secretary (January
Age 36                                                Elected since January      2005-Present) of Hyperion GMAC Capital
                                                      2005                       Advisors, LLC; CCO (September
                                                                                 2004-Present), and Secretary (January
                                                                                 2005-Present) of several investment
                                                                                 companies advised by the Advisor; Vice
                                                                                 President, Asst. General Counsel and CCO
                                                                                 (May 2001-August 2004) of Oak Hill
                                                                                 Capital Management, Inc.; Asst. General
                                                                                 Counsel (May 2001-August 2004) of Oak
                                                                                 Hill Advisors, LP; Lawyer (January
                                                                                 2001-April 2001) at Arkin Kaplan LLP;
                                                                                 and Law Student (January 2000-January
                                                                                 2001).



Thomas F. Doodian*             Treasurer              Elected Annually           Managing Director, Chief Operating
c/o One Liberty Plaza, 165                            Since June 2002            Officer (1998-Present) and Director of
Broadway, 36th Floor, New                                                        Finance and Operations of the Advisor
York, New York 10006-1404                                                        (1995-Present); Treasurer of several
                                                                                 investment companies advised by the
Age 45                                                                           Advisor (1996-Present); Treasurer of
                                                                                 Hyperion GMAC Capital Advisors, LLC
                                                                                 (formerly, Lend Lease Hyperion Capital
                                                                                 Advisors, LLC) (1996-Present).



SHARE OWNERSHIP

      As of the Record Date, the Nominees, Directors and executive officers of the Fund solicited by this Proxy Statement beneficially owned individually and collectively as a group less than 1% of the outstanding shares of the Fund.

      The following table sets forth the aggregate dollar range of equity securities owned by each Director of the Fund and of all funds overseen by each Director in the Fund Complex as of December 31, 2004. The Fund Complex was comprised of the Fund, The Hyperion Total Return Fund, Inc., Hyperion 2005 Investment Grade Opportunity Term Trust, Inc., Hyperion Strategic Bond Fund, Inc. and Hyperion Collateralized Securities Fund, Inc. as of December 31, 2004. As of February 22, 2005, there were six registered investment companies in the Fund Complex with the addition of Quadrant Fund, Inc. The information as to beneficial ownership is based on statements furnished to the Fund by each Director.

                                                   DOLLAR RANGE OF        AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                   EQUITY SECURITIES IN   ALL FUNDS OVERSEEN BY DIRECTOR IN FAMILY OF
         NAME OF NOMINEES/DIRECTORS                THE FUND               INVESTMENT COMPANIES
         ----------------------------------------- ---------------------- ------------------------------------------------
         Disinterested Directors
         Robert F. Birch                           $10,001-$50,000        $50,001-$100,000
         Rodman L. Drake                           $10,001-$50,000        $50,001-$100,000
         Harry E. Petersen, Jr.                    $0                     $1-$10,000
         Disinterested Director Nominees
         Leo M. Walsh, Jr.                         Over $100,000          Over $100,000
         Interested Director Nominee
         Clifford E. Lai                           $50,001-$100,000       Over $100,000


COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

      No remuneration was paid by the Fund to persons who were directors, officers or employees of the Advisor or any affiliate thereof for their services as Directors or officers of the Fund. Each Director of the Fund, other than those who are officers or employees of the Advisor or any affiliate thereof or Director Emeritus, is entitled to receive a fee of $17,000 per year plus $5,000 for the Chairman of the Board and $2,500 for the Chairman of the Audit Committee. The Director Emeritus is entitled to receive $17,000 in the first year of retirement and $8,500 in the second and third years of retirement and nothing thereafter. The following table sets forth information concerning the compensation received by Directors for the fiscal year ended November 30, 2004.

                                                                       TOTAL DIRECTORS' COMPENSATION
                                DIRECTORS' AGGREGATE COMPENSATION      FROM THE FUND AND THE FUND COMPLEX
                                FROM THE FUND
--------------------------------------------------------------------------------------------------------------------

Robert F. Birch                 $12,688                                $44,040
Rodman L. Drake                 $11,500                                $35,250
Harry E. Petersen, Jr.          $11,500                                $35,250
Leo M. Walsh, Jr.               $11,500                                $42,750


STANDING COMMITTEES AND BOARD MEETINGS

      The Fund has a standing Audit Committee which was established pursuant to
Section 3(a)(58)(A) of the Securities Exchange Act of 1934 and presently consists of Messrs. Walsh, Birch, Drake and Petersen, all of whom are members of the Board of Directors and are currently not "interested persons" (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund ("Disinterested Directors"). All Committee members are independent as independence is defined in the New York Stock Exchange, Inc.'s listing standards. The principal functions of the Fund's Audit Committee are to select the Fund's accountants, to review with the accountants the scope and anticipated costs of their audit and to receive and consider a report from the accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. The Board of Directors has adopted a written charter for the Audit Committee. The report of the Audit Committee is presented below. During the last fiscal year of the Fund, the full Board of Directors met 6 times, and the Audit Committee met 3 times. All of the members of the Audit Committee attended all of the Audit Committee meetings. All of the Directors attended at least 75% of the aggregate of the Board meetings and the Committee meetings.

      The Fund has a Nominating and Compensation Committee. The Nominating and Compensation Committee presently consists of Messrs. Drake, Birch, Petersen and Walsh. The Committee members are Disinterested Directors. All Committee members are independent as independence is defined in the New York Stock Exchange, Inc.'s listing standards. The Nominating and Compensation Committee met one time during the last fiscal year of the Fund. The function of the Nominating and Compensation Committee is to recommend candidates for election to the Board as Disinterested Directors. The Nominating and Compensation Committee evaluates candidate's qualifications for Board membership and their independence from the Fund's managers and other principal service providers.

      The Nominating and Compensation Committee will consider nominees recommended by stockholders, who, separately or as a group, own at least one percent of the Fund's shares. The minimum requirements for proposed nominees include the following:

      1. With respect to nominations for Disinterested Directors, nominees shall be independent of the Fund's investment adviser and other principal service providers. The Nominating and Compensation Committee shall also consider the effect of any relationship beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the investment adviser or its affiliates.

      2. Disinterested Director nominees must qualify for service on the Fund's Audit Committee under the rules of the New York Stock Exchange (including financial literacy requirements) or other applicable securities exchange.

      3. With respect to all Directors, nominees must qualify under all applicable laws and regulations.

      4. The proposed nominee must agree to purchase the Fund's shares if elected, consistent with the Fund's current policy on Director share purchases.

      5. The Nominating and Compensation Committee may also require such other factors as it may determine to be relevant.

      When identifying and evaluating prospective nominees, the Committee shall review all recommendations in the same manner, including those received by stockholders. The Committee shall first determine if the prospective nominee meets the minimum qualifications set forth above. Those proposed nominees meeting the minimum qualifications set forth above will then be considered by the Committee with respect to any other qualifications deemed to be important by the Committee. Those nominees meeting the minimum and other qualifications and determined by the Committee as suitable shall be included on the Fund's proxy card.

      Stockholder recommendations should be addressed to the Nominating and Compensation Committee in care of the Secretary of the Fund and sent to One Liberty Plaza, 165 Broadway, 36th Floor, New York, New York 10006-1404. Stockholder recommendations should include biographical information, including business experience for the past nine years and a description of the qualifications of the proposed nominee, along with a statement from the nominee that he or she is willing to serve and meets the requirements to be a Disinterested Director, if applicable. The Nominating and Compensation Committee also determines the compensation paid to the Disinterested Directors. The Board of Directors has adopted a written charter for the Nominating and Compensation Committee and the charter is available on the Fund's website at www.hyperioncapital.com.

      The Fund has an Executive Committee. The Executive Committee presently consists of Messrs. Birch and Petersen. The function of the Executive Committee is to take any action permitted by Maryland law when the full Board of Directors cannot meet. The Executive Committee met one time in person during the last fiscal year of the Fund, and took action by unanimous written consents.

STOCKHOLDER COMMUNICATIONS WITH BOARD OF DIRECTORS AND BOARD ATTENDANCE AT ANNUAL MEETINGS

      The Fund's Board of Directors provides a process for stockholders to send communications to the Board of Directors. Any stockholder who wishes to send a communication to the Board of Directors of the Fund should send the communication to the attention of the Fund's Secretary at One Liberty Plaza, 165 Broadway, 36th Floor, New York, New York 10006-1404. If a stockholder wishes to send a communication directly to an individual Director or to a Committee of the Fund's Board of Directors, then the communication should be specifically addressed to such individual Director or Committee and sent in care of the Fund's Secretary at the same address. All communications will be immediately forwarded to the appropriate individual(s).

      The Fund's policy with respect to Directors' attendance at annual meetings is to encourage such attendance. There were three Directors who attended last year's meeting.

AUDIT COMMITTEE REPORT

      On January 27, 2005, the Audit Committee reviewed and discussed with management the Fund's audited financial statements as of and for the fiscal year ended November 30, 2004. The Audit Committee discussed with PwC the matters required to be discussed by Statement of Auditing Standards No. 61, Communications with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

      The Audit Committee received and reviewed the written disclosures and the letter from PwC required by Independence Standard No. 1, Independence Discussion with Audit Committees, as amended, by the Independence Standards Board, and have discussed with PwC, the independent registered public accounting firm's independence.

      Based on the reviews and discussions referred to above, the Audit Committee recommends to the Board of Directors that the financial statements referred to above be included in the Fund's Annual Report to stockholders required by Section 30(e) of the 1940 Act and Rule 30d-1 thereunder for the fiscal year ended November 30, 2004.

Leo M. Walsh, Jr. - Audit Committee Chairman
Rodman L. Drake - Audit Committee Member
Harry E. Petersen, Jr. - Audit Committee Member
Robert F. Birch- Audit Committee Member

REQUIRED VOTE

      Election of the listed nominees for Director requires the affirmative vote of the holders of a majority of the shares of common stock of the Fund present or represented by proxy at the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS.


          PROPOSAL 2: APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT

SUMMARY OF THE TRANSACTION

      Hyperion Capital Management, Inc. (the "Advisor") has served as the Fund's Investment Adviser since 1993 and currently serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement between the Fund and Advisor dated June 18, 2002 (the "Current Investment Advisory Agreement"). As explained in more detail below, stockholders are being asked to separately approve a new investment advisory agreement between the Fund and the Advisor (the "New Investment Advisory Agreement"). THE NEW INVESTMENT ADVISORY AGREEMENT WILL CONTAIN TERMS SUBSTANTIALLY THE SAME AS THOSE IN THE CURRENT INVESTMENT ADVISORY AGREEMENT.

      The Advisor is a wholly-owned subsidiary of HCM Holdings, Inc. ("HHI"). LSR Capital HCM LLC ("LSR") owns 61.75% of HHI, with the executive management of the Advisor owning the portion of HHI not owned by LSR. LSR Hyperion Corp. is the managing member of LSR. Lewis Ranieri is the sole shareholder of LSR Hyperion Corp. LSR and the management owners of HHI have agreed, pursuant to a Stock Purchase Agreement dated as of February 11, 2005, to sell all of their ownership in HHI to Brascan Financial (U.S.) Corporation, which is a wholly-owned subsidiary of Brascan Corporation (the foregoing is referred to as the "Transaction"). The Transaction is expected to close by April 30 2005. If, for any reason, the proposed Transaction is not completed, the Current Investment Advisory Agreement will remain in effect.

      Following the Transaction, no officers or directors of the Advisor will own any interest in the Advisor.

      There is not anticipated to be any change to the management structure of the Advisor as all current officers will retain their titles and positions. There will be, however, changes to the Advisor's Board of Directors, as set forth below.

       CURRENT BOARD AND TITLE                    PROPOSED BOARD AND TITLE
       -------------------------------------------------------------------------
       Clifford Lai, Director                     Clifford Lai, Director
       John J. Feeney, Director                   John J. Feeney, Director
       John H. Dolan, Director                    John H. Dolan, Director
                                                  Bruce Robertson, Director

      Under the 1940 Act, a change in control of an investment adviser results in an assignment and termination of the adviser's investment advisory contracts.

THE CURRENT INVESTMENT ADVISORY AGREEMENT

      Pursuant to the Current Investment Advisory Agreement, the Fund has retained the Advisor to manage the investment of the Fund's assets and to provide such investment research, advice and supervision, in conformity with the Fund's investment objective and policies, as may be necessary for the operations of the Fund. For more information relating to the Advisor, see "Additional Information."

      On March 9, 2004, the Board of Directors of the Fund, including those persons identified as interested persons and a majority of the directors who are not parties to the Current Investment Advisory Agreement or "interested persons" (as such term is defined in the 1940 Act) of any such party (the "Disinterested Directors"), approved an extension of the Current Investment Advisory Agreement through March 31, 2005. The Current Investment Advisory Agreement was last submitted to a vote of the Sole

Stockholders of the Fund on July 11, 2002. The Board of Directors will consider continuance of the Current Investment Advisory Agreement until March 31, 2006 at a meeting scheduled for March 22, 2005.

      The Current Investment Advisory Agreement provides that it will continue from year to year, but only so long as such continuation is specifically approved at least annually by both (1) the vote of a majority of the Board of Directors or the vote of a majority of the outstanding voting securities of the Fund (as provided in the 1940 Act) and (2) by the vote of a majority of the Disinterested Directors cast in person at a meeting called for the purpose of voting on such approval. The Current Investment Advisory Agreement may be terminated at any time without the payment of any penalty, upon the vote of a majority of the Board of Directors or a majority of the outstanding voting securities of the Fund or by the Advisor, on 60 days' written notice by either party to the other. The Current Investment Advisory Agreement will terminate automatically in the event of its "assignment" (as such term is defined in the 1940 Act and the rules thereunder). The Current Investment Advisory Agreement also provides that the Advisor shall not be liable for any error of judgment or mistake of law, any loss arising out of any investment, or any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith, or gross negligence in performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder.

      The Current Investment Advisory Agreement provides, among other things, that the Advisor will bear all expenses of its employees and overhead incurred in connection with its duties under the Current Investment Advisory Agreement, and will pay all salaries of the Fund's directors and officers who are "affiliated persons" (as such term is defined in the 1940 Act) of the Advisor. The Current Investment Advisory Agreement provides that the Fund shall pay to the Advisor a monthly fee for its services which is equal to 0.65% per annum of the Fund's average weekly net assets, which, for purposes of determining the Advisor's fee, shall be the average weekly value of the total assets of the Fund, minus the sum of accrued liabilities (including accrued expenses) of the Fund and any declared but unpaid dividends on the Common Shares. Investment advisory fees paid by the Fund to the Advisor during the last fiscal year of the Fund amounted to $959,213.

THE NEW INVESTMENT ADVISORY AGREEMENT

      The New Investment Advisory Agreement is substantially the same in all material respects as the Current Investment Advisory Agreement. Thus, the key terms, including fees, of the New Investment Advisory Agreement are set out in detail above, under the heading "The Current Investment Advisory Agreement." The initial term of the New Investment Advisory Agreement will reflect the date on which the Transaction is consummated (currently anticipated to be on or about April 30, 2005) as its new effective date.

      A form of the New Investment Advisory Agreement is attached to this proxy statement as Exhibit A. Under the New Investment Advisory Agreement, the Advisor will continue to provide investment advisory services to the Fund, including making decisions regarding the acquisition, holding or disposition of securities or other assets that the Fund may own or contemplate acquiring from time to time. All services under the New Investment Advisory Agreement must be provided in accordance with the provisions of the 1940 Act and any rules or regulations thereunder, the Securities Act of 1933 and any rules or regulations thereunder, the Internal Revenue Code, any other applicable provision of law, the Fund's charter and by-laws, any policies adopted by the Fund's Board of Directors, and the investment policies of the Fund as disclosed in its registration statement on file with the SEC, as amended from time to time.

      Contingent upon receipt of stockholder approval, the New Investment Advisory Agreement will be effective upon the consummation of the Transaction, currently expected to be on or about April 30, 2005, and will continue in effect until April 29, 2007. Thereafter, the New Investment Advisory Agreement will continue in effect for successive annual periods, provided its continuance is approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Fund's directors or (2) a vote of the holders of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Fund and (3) in either event by a majority of the Disinterested Directors.

BOARD CONSIDERATIONS RELATING TO THE NEW INVESTMENT ADVISORY AGREEMENT

      On February 23, 2005, the Board of Directors held a meeting called for the purpose of considering the New Investment Advisory Agreement and, after careful review, determined that approving the New Investment Advisory Agreement was in the best interests of the stockholders. At the meeting, senior officers of the Advisor discussed the Transaction and discussed the need to approve the New Investment Advisory Agreement due to the change of Control of the Advisor. The Board of Directors considered a wide range of information, including information of the type they regularly consider when determining to continue the Fund's Current Investment Advisory Agreement. In determining that the New Investment Advisory Agreement was in the best interests of the stockholders, the Board of Directors considered all factors deemed to be relevant to the Fund, including, but not limited to:

      o the expectation that the operation of the Advisor and the Fund's day-to-day management, including the Fund's portfolio manager, will remain unchanged for the foreseeable future;

      o the Advisor and its personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources and investment process will remain unchanged;

      o the Advisor will also have access to the resources and personnel of Brascan Corporation;

      o     the financial viability of the Advisor will remain unchanged;

      o the terms of the New Investment Advisory Agreement, including the fee, will be the same as those of the Current Investment Advisory Agreement;

      o the nature, extent and quality of the services that the Advisor has been providing to the Fund will remain unchanged;

      o the investment performance of the Fund and of similar funds managed by other advisers over various periods;

      o the Advisory fee rate payable to the Advisor by the Fund and by other client accounts managed by the Advisor, and payable by similar funds managed by other advisers;

      o the total expense ratio of the Fund and of similar funds managed by other advisers;

      o compensation payable by the Fund to affiliates of the Advisor for other services; and

      o the profitability of the Current Investment Advisory Agreement to the Advisor and its affiliates and the extent to which economies of scale would be realized as the Fund grows.

      The Board considered the level and depth of knowledge of the Advisor. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor's management through board meetings, conversations and reports.

      The Board compared the advisory fees and total expense ratio of the Fund with various comparative data that it had been provided with previously in approving the Fund's Current Investment Advisory Agreement. The Board considered the Fund's recent performance results and noted that the Board reviews on a quarterly basis information about the Fund's performance results, portfolio composition and investment strategies. The Board noted that the Fund's advisory fee was equal to the median of advisory fees paid by its peer group of funds and that the Fund's total advisory and administrative fees were only one basis point higher than the median of the Fund's peer group. The Board also considered that the Fund outperformed its peer group for the year ended October 31, 2004. The Board also took into consideration the financial condition and profitability of the Advisor and Brascan Corporation and any indirect benefits derived by the Advisor from the Advisor's relationship with the Fund.

      In considering the approval of the New Investment Advisory Agreement, the Board, including the Disinterested Directors, did not identify any single factor as controlling. Based on the Board's evaluation of all factors that it deemed to be relevant, the Board, including the Disinterested Directors, concluded that the Advisor has demonstrated that it possesses the capability and resources necessary to perform the duties required of it under the New Investment Advisory Agreement; performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives; and the proposed Advisory fee is fair and reasonable, given the nature, extent and quality of the services to be rendered by the Advisor. The Board further determined that the change in control of the Advisor did not present any material change in the type and quality of service it would provide to the Fund.

      The directors also considered the provisions of Section 15(f) of the 1940 Act, which provides, in relevant part, that affiliated persons may receive compensation if (1) for a period of three years after the Transaction at least 75 percent of the directors of the Fund are independent of the Advisor and (2) an "unfair burden" is not imposed on the Fund as a result of the Transaction. The Advisor has agreed not to seek any increase in the advisory fees for a period of at least two years and has agreed to pay incremental costs associated with the 2005 Annual Meeting of Stockholders due to the Transaction. In addition, if the Transaction is consummated, it is expected that at least 75 percent of the Fund's directors will continue to be Disinterested Directors.

      After carefully reviewing all of these factors, the Board, including the Disinterested Directors, unanimously approved the New Investment Advisory Agreement and recommended that the Fund's stockholders vote to approve the New Investment Advisory Agreement.

REQUIRED VOTE

      Approval of the New Investment Advisory Agreement requires the vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. A "majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act, means the lesser of (a) 67% or more of the shares of the Fund present at the Meeting if the owners of more than 50% of the shares of the Fund entitled to vote at the Meeting are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.

      If the stockholders of the Fund do not approve the New Investment Advisory Agreement, it is expected that the Transaction will not occur and the Advisor will continue to provide services under the Current Investment Advisory Agreement.

THE DIRECTORS, INCLUDING ALL OF THE DISINTERESTED DIRECTORS, UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT.

        PROPOSAL 3: APPROVAL OF THE NEW INVESTMENT SUB-ADVISORY AGREEMENT

      The Advisor serves as investment advisor to the Fund pursuant to an Investment Advisory Agreement between the Fund and the Advisor dated June, 2002 (the "Investment Advisory Agreement"). Pursuant to a sub-advisory agreement dated December 9, 2003, the Advisor has engaged Hyperion GMAC Capital Advisors LLC (the "Sub-Advisor") to provide sub-investment advisory services (the "Current Investment Sub-Advisory Agreement") for the Fund's investments in commercial mortgage backed securities ("CMBS"). By its terms, the Investment Sub-Advisory Agreement will terminate automatically in the event of an assignment of the Sub-Advisor. A change of control of the Sub-Advisor is considered an assignment pursuant to the 1940 Act.

      As explained in more detail below, stockholders are being asked to approve the New Sub-Advisory Agreement between the Advisor and the Sub-Advisor. THE NEW SUB-ADVISORY AGREEMENT WILL CONTAIN TERMS SUBSTANTIALLY THE SAME AS THOSE IN THE INVESTMENT SUB-ADVISORY AGREEMENT.

THE SUB-ADVISOR

      The Sub-Advisor, a registered investment adviser, is a Delaware limited liability company. The Sub-Advisor was organized in 1995 as Equitable Real Estate Hyperion Capital Advisors, LLC and changed its name in 1998 to Lend Lease Hyperion Capital Advisors, LLC and in 2003 to Hyperion GMAC Capital Advisors, LLC. The Sub-Advisor managed approximately $1.9 billion of assets as of December 31, 2004. The business address of Sub-Advisor is One Liberty Plaza, 165 Broadway, 36th floor, New York, New York 10006-1404. The Sub-Advisor is owned (50% each) by the Advisor and GMAC Institutional Advisors, LLC. As previously described, on or about April 30, 2005, Brascan Financial (U.S.) Corporation will purchase the Advisor. As a result, the Investment Sub-Advisory Agreement will terminate automatically by its terms due to a change of control of the Sub-Advisor. Under the 1940 Act, the transfer of a controlling interest in an advisor is deemed to be an assignment of the advisor's advisory contracts and results in the automatic termination of the contract.

      GMAC Commercial Mortgage Corporation is the owner of GMAC Institutional Advisors, LLC. GMAC Commercial Holding Corporation is a controlling shareholder of GMAC Commercial Mortgage Corporation. GMAC Mortgage Group, Inc. is a controlling shareholder of GMAC Commercial Holding Corporation. General Motors Acceptance Corporation ("GMAC") is a controlling shareholder of GMAC Mortgage Group, Inc. General Motors Corporation is a controlling shareholder of GMAC.

THE CURRENT INVESTMENT SUB-ADVISORY AGREEMENT

      Pursuant to the Current Investment Sub-Advisory Agreement, the Advisor, has engaged the Sub-Advisor to provide sub-investment advisory services for investments in CMBS. Although the Sub-Advisor will make all decisions with respect to the Fund's investments in CMBS on behalf of the Advisor, the amount of the Fund's assets allocated to these investments will be determined by the Advisor. For more information about the Sub-Advisor, see "Additional Information."

      On April 15, 2003, the Board of Directors of the Fund, including a majority of the Disinterested Directors, approved the Current Investment Sub-Advisory Agreement. At the time of the Board's approval of the Current Investment Advisory Agreement, Mr. Lai was an interested person of the Fund. The Board of Directors considered continuance of the Current Investment Sub-Advisory Agreement until March 31, 2006 at a meeting held on February 23, 2005.

      The Current Investment Sub-Advisory Agreement was last submitted to a vote of the Stockholders of the Fund at the Special Meeting of the Stockholders of the Fund held on December 9, 2003. At that meeting the Stockholders approved the Current Investment Sub-Advisory Agreement, which contains the same provisions with respect to continuation and termination as does the Current Investment Advisory Agreement. The Current Investment Sub-Advisory Agreement may not be assigned without the consent of the other party thereto, and any termination by the Advisor must be directed or approved by the vote of a majority of the Directors of the Fund in office at the time or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the voting securities of the Fund at the time outstanding and entitled to vote. The Current Investment Sub-Advisory Agreement also provides that the Sub-Advisor shall not be liable for any error of judgment or mistake of law, any loss arising out of any investment, or any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith, or gross negligence in performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

      The Current Investment Sub-Advisory Agreement provides, among other things, that the Sub-Advisor will bear all expenses of its employees and overhead incurred in connection with its duties under the Agreement. It also provides that the Advisor shall pay to the Sub-Advisor a monthly fee for the Sub-Advisor's services which is: 0.13% for CMBS rated AAA and AA; 0.18% for CMBS rated A; 0.25% for CMBS rated BBB; 0.50% for CMBS rated BB; 0.75% for CMBS rated B; and 1.00% for unrated CMBS. The Advisor has paid and intends to continue to pay the Sub-Advisor's fee out of the fee that the Advisor will receive from the Fund. Investment advisory fees paid by the Advisor to the Sub-Advisor during the last fiscal year of the Fund amounted to $106,915.

      The overall portfolio management strategy undertaken by the Sub-Advisor on behalf of the Fund is mutually determined by the Advisor and the Sub-Advisor. No officer, director or employee of the Sub-Advisor, except for Clifford E. Lai, is an officer, director or nominee for election as a director of the Fund.

THE NEW INVESTMENT SUB-ADVISORY AGREEMENT

      The New Investment Sub-Advisory Agreement is substantially the same as the Current Investment Sub-Advisory Agreement. Thus, the key terms, including fees, of the New Investment Sub-Advisory Agreement are set out in detail above, under the heading "The Current Investment Sub-Advisory Agreement." The initial term of the New Investment Sub-Advisory Agreement will reflect the date on which the Transaction is consummated (currently anticipated to be on or about April 30, 2005) as its new effective date.

      A Form of the New Investment Sub-Advisory Agreement is attached to this proxy statement as Exhibit B. Under the New Investment Sub-Advisory Agreement, the Sub-Advisor will continue to act as investment advisor to the Advisor with respect to the investment of that portion of the Fund's assets constituting CMBS and to provide investment research and advice with respect to CMBS. The Sub-Advisor also will continue to supervise and arrange the purchase of CMBS for, and the sale of CMBS in, the investment portfolio of the Fund. All services under the New Investment Sub-Advisory Agreement must be provided in accordance with the provisions of the 1940 Act and any rules or regulations thereunder, the Securities Act of 1933 and any rules or regulations thereunder, the Internal Revenue Code, any other applicable provision of law, the Fund's charter and by-laws, any policies adopted by the

Fund's Board of Directors, and the investment policies of the Fund as disclosed in its registration statement on file with the SEC, as amended from time to time.

      Contingent upon receipt of stockholder approval, the New Investment Sub-Advisory Agreement will be effective upon the consummation of the Transaction, currently expected to be on or about April 30, 2005, and will continue in effect until April 29, 2007. Thereafter, the New Investment Sub-Advisory Agreement will continue in effect for successive annual periods, provided its continuance is approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Fund's directors or
(2) a vote of the holders of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Fund and (3) in either event by a majority of the Disinterested Directors.

BOARD CONSIDERATIONS RELATING TO THE NEW INVESTMENT SUB-ADVISORY AGREEMENT

      On February 23, 2005, the Board of Directors held a meeting called for the purpose of considering the New Investment Sub-Advisory Agreement and, after careful review, determined that approving the New Investment Sub-Advisory Agreement was in the best interests of the stockholders. At the meeting, senior officers of the Advisor discussed the Transaction and discussed the need to approve the New Investment Sub-Advisory Agreement due to the change of Control of the Sub-Advisor. The Board of Directors considered a wide range of information, including information of the type they regularly consider when determining to continue the Fund's Current Investment Sub-Advisory Agreement. In determining that the New Investment Sub-Advisory Agreement was in the best interests of the stockholders, the Board of Directors considered all factors deemed to be relevant to the Fund, including, but not limited to:

      o the expectation that the operation of the Sub-Advisor and the day-to-day management of the Fund's portfolio that is invested in CMBS will remain unchanged for the foreseeable future;

      o the Sub-Advisor and its personnel (including particularly those personnel with responsibilities for providing services to the Fund), research and credit analysis resources and investment process will remain unchanged;

      o the Sub-Advisor will also have access to the resources and personnel of Brascan Corporation;

      o the owners and financial viability of the Sub-Advisor will remain unchanged;

      o the terms of the New Investment Sub-Advisory Agreement will be the same as those of the Current Investment Sub-Advisory Agreement;

      o the fees under the New Investment Sub-Advisory Agreement will stay the same and the Advisor will continue to pay the fees to the Sub-Advisor;

      o the nature, extent and quality of the services that the Sub-Advisor has been providing to the Fund will remain unchanged;

      o the profitability of the Sub-Advisor and the extent to which economies of scale would be realized as the Fund grows will remain unchanged; and

      o the investment performance and level of fees of the Fund compared with similar funds managed by other advisors over various periods; (CMBS portion of Fund's portfolio).

      The Board considered the level and depth of knowledge of the Sub-Advisor. In evaluating the quality of services provided by the Sub-Advisor, the Board took into account its familiarity with the Sub-Advisor's management through board meetings, conversations and reports.

      The Board compared the sub-advisory fees and total expense ratio of the Fund with various comparative data that it had been provided with previously in approving the Fund's Current Investment Sub-Advisory Agreement. The Board considered the Fund's recent performance results and noted that the Board reviews on a quarterly basis information about the Fund's performance results, portfolio composition and investment strategies. The Board noted that the Fund's advisory fee was equal to the median of advisory fees paid by its peer group of funds and that the Fund's total advisory and administrative fees were only one basis point higher than the median of the Fund's peer group. The Board also considered that the Fund outperformed its peer group for the year ended October 31, 2004. The Board also took into consideration the financial condition and profitability of the Sub-Advisor and Brascan Corporation and any indirect benefits derived by the Sub-Advisor from the Sub-Advisor's relationship with the Fund.

      In considering the approval of the New Investment Sub-Advisory Agreement, the Board, including the Disinterested Directors, did not identify any single factor as controlling. Based on the Board's evaluation of all factors that it deemed to be relevant, the Board, including the Disinterested Directors, concluded that the Sub-Advisor has demonstrated that it possesses the capability and resources necessary to perform the duties required of it under the New Investment Sub-Advisory Agreement; performance of the Fund (CMBS portion) is reasonable in relation to the performance of funds with similar investment objectives; and the proposed Sub-Advisory fee to be paid by the Advisor is fair and reasonable, given the nature, extent and quality of the services to be rendered by the Sub-Advisor. The Board further determined that the change in control of the Sub-Advisor did not present any material change in the type and quality of service it would provide to the Fund.

      After carefully reviewing all of these factors, the Board, including the Disinterested Directors, unanimously approved the New Investment Sub-Advisory Agreement and recommended that the Fund's stockholders vote to approve the New Investment Sub-Advisory Agreement.

REQUIRED VOTE

      Approval of the New Investment Sub-Advisory Agreement requires the vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. A "majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act, means the lesser of (a) 67% or more of the shares of the Fund present at the Meeting if the owners of more than 50% of the shares of the Fund entitled to vote at the Meeting are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting. If the New Investment Sub-Advisory Agreement is not approved, the Directors will consider other alternatives in the interests of stockholders.

THE DIRECTORS, INCLUDING ALL OF THE DISINTERESTED DIRECTORS, UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR APPROVAL OF THE NEW INVESTMENT SUB-ADVISORY AGREEMENT.

        PROPOSAL 4: RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT
                       REGISTERED PUBLIC ACCOUNTING FIRM

      The Board of Directors of the Fund will consider, and it is expected that will recommend, the selection of PwC as the independent registered public accounting firm of the Fund for the fiscal year ending November 30, 2005 at a meeting scheduled to be held on March 22, 2005. The appointment of the independent public accounting firm is approved annually by the Audit Committee and the Board of Directors and is subsequently submitted to the stockholders for ratification or rejection. The Fund has been advised by PwC that as of November 30, 2004 neither that firm nor any of its partners had any direct or material indirect financial interest in the Fund. A representative of PwC will be at the meeting to answer questions concerning the Fund's financial statements and will have an opportunity to make a statement if he or she chooses to do so.

AUDIT FEES

      For the fiscal year ended November 30, 2004, PwC billed the Fund aggregate fees of $65,000 for professional services rendered for the audit of the Fund's annual financial statements and review of financial statements included in the Fund's annual report to stockholders.

      For the fiscal year ended November 30, 2003, PwC billed the Fund aggregate fees of $59,000 for professional services rendered for the audit of the Fund's annual financial statements and review of financial statements included in the Fund's annual report to stockholders.

AUDIT-RELATED FEES

      For the fiscal year ended November 30, 2004, PwC did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements.

      For the fiscal year ended November 30, 2003, PwC did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements.

TAX FEES

      For the fiscal year ended November 30, 2004, PwC billed the Fund aggregate fees of $8,500 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund's income tax returns and tax distribution requirements.

      For the fiscal year ended November 30, 2003, PwC billed the Fund aggregate fees of $7,000 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund's income tax returns and tax distribution requirements.

ALL OTHER FEES

      For the fiscal year ended November 30, 2004, PwC billed the Fund aggregate fees of $32,500 for the review of the financial statements included in the Fund's semi-annual report to stockholders.

      For the fiscal year ended November 30, 2003, PwC billed the Fund aggregate fees of $39,500 for the review of the financial statements included in the Fund's semi-annual report to stockholders.

NON-AUDIT FEES

      For the fiscal year ended November 30, 2004, PwC did not bill the Fund for any fees for products and services other than those disclosed above.

      For the fiscal year ended November 30, 2003, PwC did not bill the Fund for any fees for products and services other than those disclosed above.

REQUIRED VOTE

      Ratification of the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm of the Fund requires the affirmative vote of the holders of a majority of the outstanding shares of common stock of the Fund present or represented by proxy at the Annual Meeting.

                               GENERAL INFORMATION

                        MANAGEMENT AND SERVICE PROVIDERS

THE ADVISOR

      The Fund has entered into an Investment Advisory Agreement with the Advisor. The Advisor is a Delaware corporation organized in February 1989 and a registered investment advisor under the Investment Advisers Act of 1940, as amended. The business address of the Advisor and its officers and directors is One Liberty Plaza, 165 Broadway, 36th Floor, New York, New York 10006-1404. Subject to the authority of the Board of Directors, the Advisor is responsible for the overall management of the Fund's business affairs. As of December 31, 2004, the Advisor and its affiliate had approximately $13 billion in assets under management. The Advisor's clients include pensions, foundations and endowments, insurance companies and closed-end mutual funds. In its investment process, the Advisor focuses on relative value opportunities, particularly in the mortgage-backed securities ("MBS") and asset-backed securities ("ABS") markets.

      Mr. Lewis S. Ranieri is the Chairman of the Board of the Advisor. Mr. Andrew Carter is Vice Chairman of the Advisor, but does not serve on the Advisor's Board of Directors. Mr. Clifford E. Lai, the President and a Nominee for re-election as a Director of the Fund, is the President and a Director of the Advisor, and may be entitled, in addition to receiving a salary from the Advisor, to receive a bonus based upon a portion of the Advisor's profits. Mr. John J. Feeney is a Director and Managing Director, Marketing of the Advisor. Mr. John H. Dolan is a Director and Managing Director, Chief Investment Officer of the Advisor and Vice President of the Fund. Mr. Thomas F. Doodian, Treasurer of the Fund, and Mr. Daniel S. Kim, CCO and Secretary of the Fund, are also employees of the Advisor.

      The Advisor provides advisory services to several other registered investment companies, all of which invest in MBS. Its management includes several individuals with extensive experience in creating, evaluating and investing in MBS, derivative MBS and ABS, and in using hedging techniques. Mr. Lai was Managing Director and Chief Investment Strategist for Fixed Income at First Boston Asset Management Corporation. Mr. Dolan is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Dolan has also served as Chief Investment Strategist of the Advisor since 1998. Investment advisory fees paid by the Fund to the Advisor during the last fiscal year of the Fund amounted to $959,213.

      In addition to acting as advisor to the Fund, the Advisor acts as investment advisor to the following other investment companies at the indicated annual compensation.

                                                                                                APPROXIMATE NET ASSETS
NAME OF FUND                                      INVESTMENT ADVISORY MANAGEMENT FEES           AT NOVEMBER 30, 2004
------------------------------------------------- --------------------------------------------- ----------------------

Hyperion 2005 Investment Grade Opportunity Term   0.65% of its average weekly net assets        $166,857,550
Trust, Inc.

The Hyperion Total Return Fund, Inc.              0.65% of its average weekly net assets        $281,535,938

Hyperion Strategic Bond Fund, Inc.                0.65% of its average weekly net assets        $145,038,480

Hyperion Collateralized Securities Fund, Inc.     0.41% of its average weekly net assets        $437,663,413


THE SUB-ADVISOR

      The Advisor has engaged the Sub-Advisor to provide sub-investment advisory services for the Fund's investments in CMBS. The Sub-Advisor, a registered investment advisor, is a Delaware limited liability company. The Sub-Advisor was organized in 1995 as Equitable Real Estate Hyperion Capital Advisors, LLC and changed its name in 1998 to Lend Lease Hyperion Capital Advisors, LLC and in 2003 to Hyperion GMAC Capital Advisors, LLC. The Sub-Advisor (formerly Lend Lease Hyperion Capital Advisors, LLC) currently manages approximately $1.9 billion of assets. The Advisor has paid and intends to continue to pay The Sub-Advisor's fee out of the fee that the Advisor will receive from the Fund. Investment advisory fees paid by the Advisor to the Sub-Advisor during the last fiscal year of the Fund amounted to $106,915.

THE ADMINISTRATOR

      The Fund has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). The Administrator is located at One Liberty Plaza, 36th floor, New York, New York 10006-1404. The Administrator performs administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Fund with administrative office facilities. For these services, the Fund pays a monthly fee at an annual rate of 0.20% of its average weekly assets. For the twelve month period ended November 30, 2004, the Administrator earned $295,143 in administration fees. In addition, the Administrator has entered into Administration Agreements with five other investment companies, with the following fee structures:


NAME                                               ADMINISTRATION FEE
-------------------------------------------------- ------------------------------------------------------------
Hyperion 2005 Investment Grade                     a monthly fee paid at an annual rate of:
Opportunity Term Trust, Inc.                       0.17% of the first $100  million of its average  weekly net assets
                                                   0.145% of the next $150 million
                                                   0.12% of any amounts above $250 million



NAME                                               ADMINISTRATION FEE
-------------------------------------------------- ------------------------------------------------------------
The Hyperion Total Return Fund, Inc.               a monthly fee paid at an annual rate of:
                                                   0.20% of its average weekly net assets

Hyperion Strategic Bond Fund, Inc. (formerly       a monthly fee paid at an annual rate of:
Lend Lease Hyperion High Yield CMBS Fund, Inc.)    0.20% of its average weekly net assets

Hyperion Collateralized Securities Fund, Inc.      included in Management Fee discussion on previous page

Quadrant Fund, Inc.                                a monthly fee paid at an annual rate of:
                                                   0.15% of its average weekly net assets


BROKERAGE COMMISSIONS

      The Fund paid an aggregate of $3,285 in brokerage commissions, including future commissions, on its securities purchases during its last fiscal year, all of which were paid to entities that are not affiliated with the Fund or the Advisor. The Fund does not participate and does not in the future intend to participate in soft dollar or directed brokerage arrangements.

      The Advisor and the Sub-Advisor have discretion to select brokers and dealers to execute portfolio transactions initiated by the Advisor and the Sub-Advisor and to select the markets in which such transactions are to be executed. The Investment Advisory and Sub-Advisory Agreements provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Advisor and the Sub-Advisor is to seek the best combination of net price and execution for the Fund. It is expected that securities will ordinarily be purchased in primary markets, and that in assessing the best net price and execution available to the Fund, the Advisor and the Sub-Advisor will consider all factors they deem relevant, including the price, dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operation facilities and the firm's risk in positioning the securities involved. Transactions in foreign securities markets may involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

                COMPLIANCE WITH SECTION 16 REPORTING REQUIREMENTS

      Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's officers and directors and persons who own more than ten percent of a registered class of the Fund's equity securities to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.

      Based solely on its review of the copies of such forms received by the Fund and written representations from certain reporting persons that all applicable filing requirements for such persons had been complied with, the Fund believes that, during the fiscal year ended November 30, 2004, all filing requirements applicable to the Fund's officers, directors, and greater than ten percent beneficial owners were complied with.

                 FUND SHARES OWNED BY CERTAIN BENEFICIAL OWNERS

      As of the Record Date to the best of the Fund's knowledge, no person owned beneficially more than five percent of the Fund's outstanding shares.

                                 OTHER BUSINESS

      The Board of Directors of the Fund does not know of any other matter which may come before the meeting. If any other matter properly comes before the meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                    PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

      All proposals by stockholders of the Fund that are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 2006 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than November 1, 2005.

                         EXPENSES OF PROXY SOLICITATION

      The cost of preparing and assembling material in connection with this solicitation of proxies will be equally borne by the Advisor and Brascan Corporation. The cost of mailing material in connection with this solicitation of proxies will be borne by the Advisor. In addition to the use of the mail, proxies may be solicited personally by regular employees of the Fund, the Advisor or the Altman Group, paid solicitors for the Fund, or by telephone or telegraph. The anticipated cost of solicitation by the paid solicitors will be approximately $5,500. The Fund's agreement with the Altman provides that such paid solicitors will perform a broker search and deliver proxies in return for the payment of their fee plus the expenses associated with this proxy solicitation. Brokerage houses, banks and other fiduciaries will be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection.



March 18, 2005

                                    EXHIBIT A

                          INVESTMENT ADVISORY AGREEMENT

                        INVESTMENT SUB-ADVISORY AGREEMENT


       AGREEMENT, dated______________, 2005, between Hyperion Capital Management, Inc. (the "Adviser"), a Delaware corporation, and Hyperion GMAC Capital Advisors L.L.C. (the "Sub-Adviser"), a Delaware limited liability company.

       WHEREAS, the Adviser has entered into an Investment Advisory Agreement (the "Advisory Agreement") dated ______________, 2005 with The Hyperion Strategic Mortgage Income Fund, Inc. (the "Fund"), a Maryland corporation; and

       WHEREAS, the Adviser seeks to retain the Sub-Adviser in connection with the Adviser's duties and obligations under said Investment Advisory Agreement and the Sub-Adviser desires to provide such assistance.

       NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

       1.     IN GENERAL

              The Sub-Adviser agrees, all as more fully set forth herein, to act as investment adviser to the Adviser with respect to the investment of that portion of the Fund's assets constituting commercial mortgage-backed securities ("CMBS") and to provide investment research and advice with respect to, supervise and arrange the purchase of CMBS for and the sale of CMBS held in the investment portfolio of the Fund (the CMBS portion of the Fund's portfolio is referred to herein as the "Portfolio").

       2. DUTIES AND OBLIGATIONS OF THE SUB-ADVISER WITH RESPECT TO INVESTMENTS OF ASSETS OF THE FUND

       (a) Subject to the succeeding provisions of this paragraph and subject to the direction and control of the Adviser, the Sub-Adviser shall (i) act as investment adviser for and supervise and manage the investment and reinvestment of the Portfolio only and in connection therewith have complete discretion in purchasing and selling CMBS for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities on behalf of the Fund; (ii) supervise continuously the investment program of the Fund and the composition of its investment portfolio only as such program and portfolio pertain to CMBS; and (iii) arrange, subject to the provisions of paragraph 3 hereof, for the purchase and sale of CMBS held in the Portfolio.

       (b) In the performance of its duties under this Agreement, the Sub-Adviser shall at all times conform to, and act in accordance with, any requirements imposed by (i) the provisions of the Investment Company Act of 1940 (the "Act"), and of any rules or regulations in force thereunder; (ii) the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and of any rules or regulations in force thereunder; (iii) any other applicable provision of law; (iv) any policies and determinations of the Board of Directors of the Fund and of the Adviser; and (v) the provisions of the Articles of Incorporation and By-Laws of the Fund, as such documents are amended from time to time.

       (c) The Sub-Adviser will bear all costs and expenses of its members and employees and any overhead incurred in connection with its duties hereunder and shall bear the costs of any salaries or directors fees of any officers or directors of the Fund who are affiliated persons (as defined in the Act) of the Sub-Adviser.

       (d) The Sub-Adviser shall give the Adviser the benefit of its best judgment and effort in rendering services hereunder, but the Sub-Adviser shall not be liable for any act or omission or for any loss sustained by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

       (e) Nothing in this Agreement shall prevent the Sub-Adviser or any director, officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Sub-Adviser or any of its partners, officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

       (f) (i) The Adviser will have sole and absolute discretion to determine the amount or percentage of Fund assets to be invested in CMBS. The Sub-Adviser shall invest that portion of the Fund's assets designated by the Adviser for CMBS as soon as practicable or at such later time as the Adviser may direct after such funds are made available for investment. From time to time the Adviser may determine to increase or decrease the amount or percentage of Fund assets to be invested in CMBS. If the Adviser determines to increase such amount or percentage, the Sub-Adviser shall invest such additional funds in CMBS as soon as practicable, or at such later time as the Adviser may direct, after (i) notice of such increase is given to the Sub-Adviser and (ii) such additional funds are made available for investment. If, on the other hand, the Adviser determines to decrease such amount or percentage, the Sub-Adviser shall, as soon as practicable, or at such later time as the Adviser may direct, after notice of such decrease is given to the Sub-Adviser, liquidate that portion of the Portfolio required for the Portfolio to represent the desired amount or percentage of the Fund assets and cause such liquidated assets to be available to the Adviser.

              (ii) Hedging of positions in the Portfolio, if any, will be undertaken by the Adviser in consultation with the Sub-Adviser.

       (g) The Sub-Adviser shall provide the Adviser with monthly reports within 5 business days of the end of each month and quarterly reports within 7 business days of the end of each calendar quarter. Such reports shall include
(i) an itemized print-out of the Portfolio as of the last day of the period, including the current market value thereof (ii) a statement of the Sub-Adviser's advice concerning the Fund's investments in CMBS in light of the objectives of the Fund and the then current market conditions, (iii) a print-out of the performance of the Portfolio relative to a mutually agreed upon CMBS securities index, and (iv) such other information as the Adviser may from time to time reasonably request.

       3.     PORTFOLIO TRANSACTIONS AND BROKERAGE

              The Sub-Adviser is authorized, for the purchase and sale of the securities in the Portfolio, to employ such securities dealers as may, in the judgment of the Sub-Adviser, implement the policy of the Fund to obtain the best net results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. Consistent with this policy, the Sub-Adviser is authorized to direct the execution of Portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Sub-Adviser to be useful or valuable to the performance of its investment advisory functions for the Portfolio. In addition, the Sub-Adviser may give proper instructions to the Fund's custodian in connection with the purchase or sale of CMBS. The Adviser, upon the Sub-Adviser's request, shall confirm such authority to the Custodian.

       4.     COMPENSATION OF THE SUB-ADVISER

       (a) The Adviser agrees to pay to the Sub-Adviser and the Sub-Adviser agrees to accept as full compensation for all services rendered by the Sub-Adviser as such, a fee computed and payable monthly in an amount as attached on Schedule A per annum of the Portfolio's average weekly net assets on an annualized basis, for the then-current fiscal year. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

       (b) For purposes of this Agreement, the average weekly net assets of the Portfolio shall mean the average weekly value of the total assets of the Portfolio, minus the sum of (i) accrued liabilities (including accrued expenses) directly related to the Portfolio, (ii) that percent of both declared and unpaid dividends on the Common Shares issued by the Fund and any Preferred Shares issued by the Fund (the "Preferred Shares") and any accumulated dividends on any Preferred Shares, but without deducting the aggregate liquidation value of the Preferred Shares, that is equal to the percent of the Fund's assets that the Portfolio represents, and (iii) that percent of accrued liabilities related to the Fund in general that is equal to the percent of the Fund's assets that the Portfolio represents. The average weekly net assets of the Portfolio shall be calculated pursuant to the procedures adopted by resolutions of the Directors of the Fund for calculating the net asset value of the Fund's shares or delegating such calculations to third parties and such determination shall be binding on the Sub-Adviser.

       5.     INDEMNITY

       (a) Subject to and only to the extent of the indemnification provided to the Adviser by the Fund in the Advisory Agreement, the Adviser hereby agrees to indemnify the Sub-Adviser and each of the Sub-Adviser's directors, officers, employees and agents (including any individual who serves at the Sub-Adviser's request as director, officer, partner, trustee or the like of another corporation or other entity in connection with the Sub-Adviser's duties under this Agreement) (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable corporate law) reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this Section 5 or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and the Adviser and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful; provided, however, that (1) no indemnitee shall be indemnified hereunder against any liability to the Adviser or the Fund or its stockholders or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"), (2) as to any matter disposed of by settlement or a compromise payment by such indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination, in accordance with paragraph 5(c) below, that such settlement or compromise is in the best interests of the Fund and the Adviser and that such indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and the Adviser and did not involve disabling conduct by such indemnitee, (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by the Adviser and (4) the indemnity provided herein shall only be effective if, and to the extent, the Adviser is indemnified by the Fund pursuant to the Advisory Agreement for the loss related to such indemnity.

       (b) To the extent made available to the Adviser pursuant to the Advisory Agreement, the Adviser shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Adviser receives a written affirmation of the indemnitee's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Adviser, unless it is subsequently determined that it is entitled to such indemnification and if the Adviser and the directors of the Fund determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the indemnitee shall provide security for this undertaking, (B) the Adviser and the Fund shall be insured against losses arising by reason of any lawful advances, (C) a majority of a quorum consisting of directors of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the Act) nor parties to the proceeding ("Disinterested Non-Party Directors") or (D) an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

       (c) All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such indemnitee is not liable by reason of disabling conduct or, (2) in the absence of such a decision, by (i) the Advisor together with a majority vote of a quorum of the Disinterested Non-Party Directors of the Fund, or (ii) if such a quorum is not obtainable or even, if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion. All determinations regarding advance payments in connection with the expense of defending any proceeding shall be authorized in accordance with the immediately preceding clause (2) above.

       The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

       6.     DURATION AND TERMINATION

       (a) This Agreement shall become effective on the date first set forth above and shall continue in effect until the next meeting of stockholders of the Fund (but in any event not more than two years after such effective date) and thereafter from year to year, but only as such continuation is specifically approved at least annually in accordance with the requirements of the Investment Company Act of 1940.

       (b) This Agreement may be terminated by the Sub-Adviser at any time without penalty upon giving the Adviser sixty days' written notice (which notice may be waived by the Adviser) and may be terminated by the Adviser at any time without penalty upon giving the Sub-Adviser sixty days' notice (which notice may be waived by the Sub-Adviser); provided that such termination by the Adviser shall be effected if so directed or approved by the vote of a majority of the Directors of the Fund in office at the time or by the vote of the holders of a "majority" (as defined in the Investment Company Act of 1940) of the voting securities of the Fund at the time outstanding and entitled to vote.

       7.     ASSIGNMENT

              This Agreement may not be assigned by either party hereto and shall terminate automatically upon assignment (as "assignment" is defined in the Investment Company Act of 1940). The Sub-Adviser represents that it is a limited liability company and will notify the Adviser promptly after any change in control of such limited liability company, as defined in Section 2(a)(9) of the Act.

       8.     NOTICES

              Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the date actually received.

       9.     GOVERNING LAW

              This Agreement shall be construed in accordance with the laws of the State of New York for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the Act.

              IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their respective seals to be hereunto affixed, all as of the day and the year first above written.


                                         HYPERION CAPITAL MANAGEMENT, INC.

                                         By:
                                             ----------------------------------

                                         Name:
                                               --------------------------------

                                         Title:
                                                -------------------------------


                                         HYPERION GMAC CAPITAL ADVISORS L.L.C.

                                         By:
                                             ----------------------------------

                                         Name:
                                               --------------------------------

                                         Title:
                                                -------------------------------

                                   SCHEDULE A


        For CMBS rated:                          Annual fee:

        AAA, AA                                  0.13%
        A                                        0.18%
        BBB                                      0.25%
        BB                                       0.50%
        B                                        0.75%
        Unrated                                  1.00%

                          INVESTMENT ADVISORY AGREEMENT


       AGREEMENT dated ____________, 2005 between The Hyperion Strategic Mortgage Income Fund, Inc. (the "Fund"), a Maryland corporation, and Hyperion Capital Management, Inc. (the "Advisor"), a Delaware corporation.

       In consideration of the mutual promises. and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

       1.     IN GENERAL

       The Advisor agrees, all as more fully set forth herein, to act as investment adviser to the Fund with respect to the investment of the Fund's assets and to supervise and arrange the purchase of securities for and the sale of securities held in the investment portfolio of the Fund.

       2. DUTIES AND OBLIGATIONS OF THE ADVISOR WITH RESPECT TO INVESTMENTS OF ASSETS OF THE FUND

              (a) Subject to the succeeding provisions of this paragraph and subject to the direction and control of the Fund's Board of Directors, the Advisor shall (i) act as investment adviser for and supervise and manage the investment and reinvestment of the Fund's assets and in connection therewith have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; (ii) supervise continuously the investment program of the Fund and the composition of its investment portfolio; and (iii) arrange, subject to the provisions of paragraph 3 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of the Fund.

              (b) In the performance of its duties under this Agreement, the Advisor shall at all times conform to, and act in accordance with, any requirements imposed by (i) the provisions of the Investment Company Act of 1940 (the "Act"), and of any rules or regulations in force thereunder; (ii) any other applicable provision of law; (iii) the Provisions of the Articles of Incorporation and By-Laws of the Fund, as such documents are amended from time to time; and (iv) any policies and determinations of the Board of Directors of the Fund.

              (c) The Advisor will bear all costs and expenses of its partners and employees and any overhead incurred in connection with its duties hereunder and shall bear the costs of any salaries or directors fees of any officers or directors of the Fund who are affiliated persons (as defined in the Act) of the Advisor.

              (d) The Advisor shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Advisor shall not be liable for any act or omission or for any loss sustained by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

              (e) Nothing in this Agreement shall prevent the Advisor or any director, officer, employee or other affiliate thereof from acting as investment adviser for any other other person, firm or corporation, or from engaging in any lawful activity, and shall not in any way limit or restrict the Advisor or any of its partners, officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Advisor will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

       3.     PORTFOLIO TRANSACTIONS AND BROKERAGE

              The Advisor is authorized, for the purchase and sale of the Fund's portfolio securities, to employ such securities dealers as may, in the judgment of the Advisor, implement the policy of the Fund to obtain the best net results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. Consistent with this policy, the Advisor is authorized to direct the execution of the Fund's portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Advisor to be useful or valuable to the performance of its investment advisory functions for the Fund.

       4.     COMPENSATION OF THE ADVISOR

              (a) The Fund agrees to pay to the Advisor and the Advisor agrees to accept as full compensation for all services rendered by the Advisor as such, a fee computed and payable monthly in an amount equal to .65% of the Fund's average weekly net assets on an annualized basis, for the then-current fiscal year. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

              (b) For purposes of this Agreement, the average weekly net assets of the Fund shall mean the average weekly value of the total assets of the Fund, minus the sum of accrued liabilities (including accrued expenses) of the Fund and any declared but unpaid dividends on the Common Shares issued by the Fund and any Preferred Shares issued by the Fund (the "Preferred Shares") and any accumulated dividends on any Preferred Shares, but without deducting the aggregate liquidation value of the Preferred Shares. The average weekly net assets of the Fund shall be calculated pursuant to the procedures adopted by resolutions of the Directors of the Fund for calculating the net asset value of the Fund's shares or delegating such calculations to third parties.

       5.     INDEMNITY

              (a) The Fund hereby agrees to indemnify the Advisor and each of the Advisor's directors, officers, employees and agents (including any individual who serves at the Advisor's request as director, officer, partner, trustee or the like of another corporation or other entity) (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable corporate law) reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this
Section 5 or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no indemnitee shall be indemnified hereunder against any liability to the Fund or its shareholders or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"), (2) as to any matter disposed of by settlement or a compromise payment by such indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Fund and that such indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and did not involve disabling conduct by such indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the full Board of the Fund.

              (b) The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation of the indemnitee's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Fund unless it is subsequently determined that he is entitled to such indemnification and if the directors of the Fund determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the indemnitee shall provide a security for this undertaking,
(B) the Fund shall be insured against losses arising by reason of any lawful advances, or (C) a majority of a quorum consisting of directors of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the Act) nor parties to the proceeding ("Disinterested Non-Party Directors") or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

              (c) All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such indemnitee is not liable by reason of disabling conduct or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party Directors of the Fund, or (ii) if such a quorum is not obtainable or even, if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion. All determinations regarding advance payments in connection with the expense of defending any proceeding shall be authorized in accordance with the immediately preceding clause (2) above.

       The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

       6.     DURATION AND TERMINATION

       This Agreement shall become effective on the date first set forth above and shall continue in effect until the next meeting of stockholders of the Fund (but in any event not more than two years after such effective date) and thereafter from year to year, but only so long as such continuation is specifically approved at least annually in accordance with the requirements of the Investment Company Act of 1940.

       This Agreement may be terminated by the Advisor at any time without penalty upon giving the Fund sixty days' written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Advisor sixty days' notice (which notice may be waived by the Advisor), provided that such termination by the Fund shall be directed or approved by the vote of a majority of the Directors of the Fund in office at the time or by the vote of the holders of a "majority" (as defined in the Investment Company Act of 1940) of the voting securities of the Fund at the time outstanding and entitled to vote. This Agreement shall terminate automatically in the event of its assignment (as "assignment" is defined in the Investment Company Act of 1940). The Advisor is a corporation and will notify the Fund promptly after any change in the ownership of such corporation.

       7.     NOTICES

       Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

       8.     GOVERNING LAW

       This Agreement shall be construed in accordance with the laws of the State of New York for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the Act.

       IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their respective seals to be hereunto affixed, all as of the day and the year first above written.


                               THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.


                                By:
                                    -------------------------------------------

                                Name:
                                    -------------------------------------------

                                Title:
                                    -------------------------------------------




                                HYPERION CAPITAL MANAGEMENT, INC.


                                By:
                                    -------------------------------------------

                                Name:
                                    -------------------------------------------

                                Title:
                                    -------------------------------------------

                                    EXHIBIT B

                        INVESTMENT SUB-ADVISORY AGREEMENT

DRAFT
                        INVESTMENT SUB-ADVISORY AGREEMENT


       AGREEMENT, dated______________, 2005, between Hyperion Capital Management, Inc. (the "Adviser"), a Delaware corporation, and Hyperion GMAC Capital Advisors L.L.C. (the "Sub-Adviser"), a Delaware limited liability company.

       WHEREAS, the Adviser has entered into an Investment Advisory Agreement (the "Advisory Agreement") dated ______________, 2005 with The Hyperion Strategic Mortgage Income Fund, Inc. (the "Fund"), a Maryland corporation; and

       WHEREAS, the Adviser seeks to retain the Sub-Adviser in connection with the Adviser's duties and obligations under said Investment Advisory Agreement and the Sub-Adviser desires to provide such assistance.

       NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

       1.     IN GENERAL

              The Sub-Adviser agrees, all as more fully set forth herein, to act as investment adviser to the Adviser with respect to the investment of that portion of the Fund's assets constituting commercial mortgage-backed securities ("CMBS") and to provide investment research and advice with respect to, supervise and arrange the purchase of CMBS for and the sale of CMBS held in the investment portfolio of the Fund (the CMBS portion of the Fund's portfolio is referred to herein as the "Portfolio").

       2. DUTIES AND OBLIGATIONS OF THE SUB-ADVISER WITH RESPECT TO INVESTMENTS OF ASSETS OF THE FUND

       (a) Subject to the succeeding provisions of this paragraph and subject to the direction and control of the Adviser, the Sub-Adviser shall (i) act as investment adviser for and supervise and manage the investment and reinvestment of the Portfolio only and in connection therewith have complete discretion in purchasing and selling CMBS for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities on behalf of the Fund; (ii) supervise continuously the investment program of the Fund and the composition of its investment portfolio only as such program and portfolio pertain to CMBS; and (iii) arrange, subject to the provisions of paragraph 3 hereof, for the purchase and sale of CMBS held in the Portfolio.

       (b) In the performance of its duties under this Agreement, the Sub-Adviser shall at all times conform to, and act in accordance with, any requirements imposed by (i) the provisions of the Investment Company Act of 1940 (the "Act"), and of any rules or regulations in force thereunder; (ii) the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and of any rules or regulations in force thereunder; (iii) any other applicable provision of law; (iv) any policies and determinations of the Board of Directors of the Fund and of the Adviser; and (v) the provisions of the Articles of Incorporation and By-Laws of the Fund, as such documents are amended from time to time.

       (c) The Sub-Adviser will bear all costs and expenses of its members and employees and any overhead incurred in connection with its duties hereunder and shall bear the costs of any salaries or directors fees of any officers or directors of the Fund who are affiliated persons (as defined in the Act) of the Sub-Adviser.

DRAFT


       (d) The Sub-Adviser shall give the Adviser the benefit of its best judgment and effort in rendering services hereunder, but the Sub-Adviser shall not be liable for any act or omission or for any loss sustained by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

       (e) Nothing in this Agreement shall prevent the Sub-Adviser or any director, officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Sub-Adviser or any of its partners, officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

       (f) (i) The Adviser will have sole and absolute discretion to determine the amount or percentage of Fund assets to be invested in CMBS. The Sub-Adviser shall invest that portion of the Fund's assets designated by the Adviser for CMBS as soon as practicable or at such later time as the Adviser may direct after such funds are made available for investment. From time to time the Adviser may determine to increase or decrease the amount or percentage of Fund assets to be invested in CMBS. If the Adviser determines to increase such amount or percentage, the Sub-Adviser shall invest such additional funds in CMBS as soon as practicable, or at such later time as the Adviser may direct, after (i) notice of such increase is given to the Sub-Adviser and (ii) such additional funds are made available for investment. If, on the other hand, the Adviser determines to decrease such amount or percentage, the Sub-Adviser shall, as soon as practicable, or at such later time as the Adviser may direct, after notice of such decrease is given to the Sub-Adviser, liquidate that portion of the Portfolio required for the Portfolio to represent the desired amount or percentage of the Fund assets and cause such liquidated assets to be available to the Adviser.

              (ii) Hedging of positions in the Portfolio, if any, will be undertaken by the Adviser in consultation with the Sub-Adviser.

       (g) The Sub-Adviser shall provide the Adviser with monthly reports within 5 business days of the end of each month and quarterly reports within 7 business days of the end of each calendar quarter. Such reports shall include
(i) an itemized print-out of the Portfolio as of the last day of the period, including the current market value thereof (ii) a statement of the Sub-Adviser's advice concerning the Fund's investments in CMBS in light of the objectives of the Fund and the then current market conditions, (iii) a print-out of the performance of the Portfolio relative to a mutually agreed upon CMBS securities index, and (iv) such other information as the Adviser may from time to time reasonably request.

       3.     PORTFOLIO TRANSACTIONS AND BROKERAGE

              The Sub-Adviser is authorized, for the purchase and sale of the securities in the Portfolio, to employ such securities dealers as may, in the judgment of the Sub-Adviser, implement the policy of the Fund to obtain the best net results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. Consistent with this policy, the Sub-Adviser is authorized to direct the execution of Portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Sub-Adviser to be useful or valuable to the performance of its investment advisory functions for the Portfolio. In addition, the Sub-Adviser may give proper instructions to the Fund's custodian in connection with the purchase or sale of CMBS. The Adviser, upon the Sub-Adviser's request, shall confirm such authority to the Custodian.

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       4.     COMPENSATION OF THE SUB-ADVISER

       (a) The Adviser agrees to pay to the Sub-Adviser and the Sub-Adviser agrees to accept as full compensation for all services rendered by the Sub-Adviser as such, a fee computed and payable monthly in an amount as attached on Schedule A per annum of the Portfolio's average weekly net assets on an annualized basis, for the then-current fiscal year. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

       (b) For purposes of this Agreement, the average weekly net assets of the Portfolio shall mean the average weekly value of the total assets of the Portfolio, minus the sum of (i) accrued liabilities (including accrued expenses) directly related to the Portfolio, (ii) that percent of both declared and unpaid dividends on the Common Shares issued by the Fund and any Preferred Shares issued by the Fund (the "Preferred Shares") and any accumulated dividends on any Preferred Shares, but without deducting the aggregate liquidation value of the Preferred Shares, that is equal to the percent of the Fund's assets that the Portfolio represents, and (iii) that percent of accrued liabilities related to the Fund in general that is equal to the percent of the Fund's assets that the Portfolio represents. The average weekly net assets of the Portfolio shall be calculated pursuant to the procedures adopted by resolutions of the Directors of the Fund for calculating the net asset value of the Fund's shares or delegating such calculations to third parties and such determination shall be binding on the Sub-Adviser.

       5.     INDEMNITY

       (a) Subject to and only to the extent of the indemnification provided to the Adviser by the Fund in the Advisory Agreement, the Adviser hereby agrees to indemnify the Sub-Adviser and each of the Sub-Adviser's directors, officers, employees and agents (including any individual who serves at the Sub-Adviser's request as director, officer, partner, trustee or the like of another corporation or other entity in connection with the Sub-Adviser's duties under this Agreement) (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable corporate law) reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this Section 5 or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and the Adviser and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful; provided, however, that (1) no indemnitee shall be indemnified hereunder against any liability to the Adviser or the Fund or its stockholders or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"), (2) as to any matter disposed of by settlement or a compromise payment by such indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination, in accordance with paragraph 5(c) below, that such settlement or compromise is in the best interests of the Fund and the Adviser and that such indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and the Adviser and did not involve disabling conduct by such indemnitee, (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by the Adviser and (4) the indemnity provided herein shall only be

DRAFT


effective if, and to the extent, the Adviser is indemnified by the Fund pursuant to the Advisory Agreement for the loss related to such indemnity.

       (b) To the extent made available to the Adviser pursuant to the Advisory Agreement, the Adviser shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Adviser receives a written affirmation of the indemnitee's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Adviser, unless it is subsequently determined that it is entitled to such indemnification and if the Adviser and the directors of the Fund determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the indemnitee shall provide security for this undertaking, (B) the Adviser and the Fund shall be insured against losses arising by reason of any lawful advances, (C) a majority of a quorum consisting of directors of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the Act) nor parties to the proceeding ("Disinterested Non-Party Directors") or (D) an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

       (c) All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such indemnitee is not liable by reason of disabling conduct or, (2) in the absence of such a decision, by (i) the Advisor together with a majority vote of a quorum of the Disinterested Non-Party Directors of the Fund, or (ii) if such a quorum is not obtainable or even, if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion. All determinations regarding advance payments in connection with the expense of defending any proceeding shall be authorized in accordance with the immediately preceding clause (2) above.

       The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

       6.     DURATION AND TERMINATION

       (a) This Agreement shall become effective on the date first set forth above and shall continue in effect until the next meeting of stockholders of the Fund (but in any event not more than two years after such effective date) and thereafter from year to year, but only as such continuation is specifically approved at least annually in accordance with the requirements of the Investment Company Act of 1940.

       (b) This Agreement may be terminated by the Sub-Adviser at any time without penalty upon giving the Adviser sixty days' written notice (which notice may be waived by the Adviser) and may be terminated by the Adviser at any time without penalty upon giving the Sub-Adviser sixty days' notice (which notice may be waived by the Sub-Adviser); provided that such termination by the Adviser shall be effected if so directed or approved by the vote of a majority of the Directors of the Fund in office at the time or by the vote of the holders of a "majority" (as defined in the Investment Company Act of 1940) of the voting securities of the Fund at the time outstanding and entitled to vote.

       7.     ASSIGNMENT

              This Agreement may not be assigned by either party hereto and shall terminate automatically upon assignment (as "assignment" is defined in the Investment Company Act of 1940). The Sub-Adviser represents that it is a limited liability company and will notify the Adviser promptly after any change in control of such limited liability company, as defined in Section 2(a)(9) of the Act.

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       8.     NOTICES

              Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the date actually received.

       9.     GOVERNING LAW

              This Agreement shall be construed in accordance with the laws of the State of New York for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the Act.

              IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their respective seals to be hereunto affixed, all as of the day and the year first above written.


                                         HYPERION CAPITAL MANAGEMENT, INC.

                                         By:
                                             ----------------------------------

                                         Name:
                                               --------------------------------

                                         Title:
                                                -------------------------------


                                         HYPERION GMAC CAPITAL ADVISORS L.L.C.

                                         By:
                                             ----------------------------------

                                         Name:
                                               --------------------------------

                                         Title:
                                                -------------------------------

DRAFT


                                   SCHEDULE A


        For CMBS rated:                          Annual fee:

        AAA, AA                                  0.13%
        A                                        0.18%
        BBB                                      0.25%
        BB                                       0.50%
        B                                        0.75%
        Unrated                                  1.00%

                        ANNUAL MEETING OF STOCKHOLDERS OF
                THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
                                 APRIL 19, 2005

       PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED
                              AS SOON AS POSSIBLE.

                PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED.

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         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF
                        DIRECTORS AND "FOR" PROPOSAL 2.
         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
           PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. [X]
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1.       ELECTION OF NOMINEES OF CLASS II AND CLASS III

                                       NOMINEE
[ ]  FOR ALL NOMINEES              [ ] CLIFFORD E. LAI (CLASS III)
[ ]  WITHHOLD AUTHORITY FOR        [ ] LEO M. WALSH (CLASS III)
     ALL NOMINEES
[ ]  FOR ALL EXCEPT
     (SEE INSTRUCTIONS BELOW)

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(s), MARK "FOR ALL EXCEPT" AND FILL IN THE CIRCLE NEXT TO EACH NOMINEE YOU WISH TO WITHHOLD, AS SHOWN HERE: [X]

                                                                     FOR               AGAINST       ABSTAIN
2.         APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT.            [ ]                 [ ]           [ ]




                                                                     FOR               AGAINST       ABSTAIN
3.         APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT         [ ]                 [ ]           [ ]



                                                                     FOR               AGAINST       ABSTAIN
4.         RATIFICATION OR REJECTION OF THE SELECTION OF             [ ]                 [ ]           [ ]
           INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (A VOTE
           "FOR" IS A VOTE FOR RATIFICATION).

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE RE-ELECTION OF THE TWO CLASS II AND III NOMINEES AS DIRECTORS IN PROPOSAL 1, FOR THE APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT IN PROPOSAL 2, FOR THE APPROVAL OF THE NEW INVESTMENT SUB-ADVISORY AGREEMENT IN PROPOSAL 3 AND FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE FUND IN PROPOSAL 4. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

PLEASE VOTE, DATE AND SIGN THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------


TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE CHECK THE BOX AT THE RIGHT AND INDICATE YOUR NEW ADDRESS IN THE ADDRESS SPACE ABOVE. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(s) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS
METHOD. [ ]

PLEASE CHECK IF YOU PLAN ON ATTENDING THE MEETING. [ ]

SIGNATURE OF STOCKHOLDER _____________________________ DATE:____________________
SIGNATURE OF STOCKHOLDER _____________________________ DATE:____________________

NOTE: THIS PROXY MUST BE SIGNED EXACTLY AS THE NAME APPEARS HEREON. WHEN SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN. WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF THE SIGNER IS A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER, GIVING FULL TITLE AS SUCH. IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                      PROXY

                THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.

                 THIS PROXY SOLICITED ON BEHALF OF THE DIRECTORS


The undersigned hereby appoints DANIEL S. KIM and THOMAS F. DOODIAN each of them attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Hyperion Strategic Mortgage Income Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at The Downtown Association, 60 Pine Street (between William and Pearl Streets), New York, New York 10005, on Tuesday, April 19 2005 at 11:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting, in person or by substitute (or, if only one shall be so present, then that one), shall have any may exercise all of the power or authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

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COMMENTS:



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